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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 3, 2005


                            ------------------------


                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


                            ------------------------


           Delaware                    0-22818              22-3240619
(State or other jurisdiction         (Commission         (I.R.S. Employer
      of incorporation)              File Number)       Identification No.)

                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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


Item 2.02. Results of Operations and Financial Condition.

     The following information is being furnished under Item 2.02, "Results of Operations and Financial Condition." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On February 3, 2004, The Hain Celestial Group, Inc. issued the press release attached as Exhibit 99.1 and incorporated by reference herein announcing the results for the second quarter of fiscal 2005.


Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          99.1            Press Release dated February 3, 2004.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 4, 2004

                                   THE HAIN CELESTIAL GROUP, INC.
                                           (Registrant)


                                   By:   /s/ Ira J. Lamel
                                         -----------------------------
                                         Name:   Ira J. Lamel
                                         Title:  Executive Vice President and
                                                 Chief Financial Officer

                                                                    Exhibit 99.1

                  [The Hain Celestial Group, Inc. logo omitted]


Contact:     Ira Lamel/Mary Anthes                  Jeremy Fielding/David Lilly
             The Hain Celestial Group, Inc.         Kekst and Company
             631-730-2200                           212-521-4800


FOR IMMEDIATE DISTRIBUTION


                        THE HAIN CELESTIAL GROUP REPORTS
                           SECOND QUARTER 2005 RESULTS

                   Revenue Grows 19% to Record $169.8 Million

                         GAAP Net Income $0.29 Per Share
                        Adjusted Earnings $0.31 Per Share

MELVILLE, NY, February 3, 2005 - The Hain Celestial Group, Inc. (NASDAQ: HAIN), a leading natural and organic food company, today announced results for the fiscal 2005 second quarter ended December 31, 2004. Hain Celestial reported that sales increased to a record $169.8 million, or an increase of 19%, from $142.8 million in the prior year quarter. The Company reported net income of $10.7 million or $0.29 per share, after deducting $0.02 per share for certain previously announced compensation charges principally for terminated personnel as well as consulting costs related to Sarbanes-Oxley compliance. Before these items, adjusted non-GAAP earnings were $0.31 per share versus $0.29 in the prior year period. Also negatively impacting earnings by $0.01 per share in the Fiscal 2005 second quarter was an increase of 1.1 million shares in the average diluted shares outstanding as compared to the prior year quarter.

Irwin D. Simon, President and Chief Executive Officer of The Hain Celestial Group said, "We are pleased with our strong sales throughout our business, and especially in the Celestial Seasonings, Terra Chips, Earth's Best and Imagine brands, Hain Celestial's brands in Canada, as well as in our European businesses. After operating our Frozen business with Ethnic Gourmet and Rosetto and our Personal Care business with Jason for two full quarters, we are seeing the benefits of the integration of these businesses and their contributions, which we expect to continue into the second half of 2005." Mr. Simon continued, "Our management team is focused on executing our strategy and building on our business fundamentals. As a result, our service levels and responsiveness to customers have improved tremendously versus a year ago. Although our price increase was accepted by our customers and our Operations Group did a great job in managing costs, we continue to be impacted by the higher cost of fuel, freight and some commodity pricing."

Hain Celestial's balance sheet remains strong as working capital totaled $130.9 million with a current ratio of 3 to 1 at the end of the second quarter. Debt as a percentage of equity was

18.6%, with total equity at $524 million. As announced last quarter, the Company implemented its Operating Free Cash Flow and Cash Conversion Cycle model for the first time this quarter and will continue to report progress in this area. Operating Free Cash Flow in the 2005 Second Quarter was $12.3 million versus ($9.6) million in the 2005 First Quarter. The Cash Conversion Cycle stood at 82 days for the Fiscal 2005 Second Quarter, an improvement of 12 days versus the Fiscal 2005 First Quarter.

Mr. Simon added, "We are also pleased to begin to see the results of several initiatives to improve efficiencies including: the increased collaborative efforts with H.J. Heinz, improvements in our Cash Conversion Cycle, as well as our cost-cutting program. We have earmarked projects with significant potential, and have targeted cost centers in office administration and procurement in the short-term. We also expect to achieve longer-term benefits and greater efficiencies from assessments of logistics in the areas of distribution and warehousing, and information technology, with improvements in these areas expected in the second half of Fiscal Year 2005 and Fiscal Year 2006."

The Company confirmed its full-year guidance of $0.92 to $1.0l earnings per share on revenues of $650 to $670 million.

New Management Appointments

The Company also announced the appointment of Steven N. List as President, Hain Celestial Canada in addition to his responsibilities as President, Celestial Seasonings. Mr. Simon said, "Steve has proven to be an outstanding leader at Celestial Seasonings, and we now look forward to him expanding the scope of his responsibilities. Steve's increased duties include responsibility for the Yves Veggie Cuisine(R) brand worldwide, in addition to all Hain Celestial products sold in Canada, including Celestial Seasonings(R), Terra Chips(R), Garden of Eatin'(R), Earth's Best(R), Rice Dream(R), Soy Dream(R) and Imagine(R)."

Management will host a conference call to discuss its second quarter results at 4:30 PM EST today, February 3, 2005. The event will be webcast through the Company website at www.hain-celestial.com under Investor Relations.

Upcoming Events

On February 16, 2005 The Hain Celestial Group, Inc. is scheduled to present at the Smith Barney Citigroup 2005 Small & Mid-Cap Conference, and on March 16, 2005 the Company is scheduled to present at the 2005 Banc of America Securities' Consumer Conference. These events will be webcast through the Company website at www.hain-celestial.com under Investor Relations.

The Hain Celestial Group
The Hain Celestial Group (NASDAQ: HAIN), headquartered in Melville, NY, is a leading natural and organic beverage, snack, specialty food and personal care products company in North America and Europe. Hain Celestial participates in almost all natural food categories with well-known brands that include Celestial Seasonings(R), Terra Chips(R), Garden of Eatin'(R), Health

Valley(R), WestSoy(R), Earth's Best(R), Arrowhead Mills(R), Hain Pure Foods(R), Hollywood(R), Walnut Acres Certified Organic(R), Imagine Foods(R), Rice Dream(R), Soy Dream(R), Rosetto(R), Ethnic Gourmet(R), Kineret(R), Yves Veggie Cuisine(R), Lima(R), Biomarche(R), Grains Noirs(R), Natumi(R) and JASON(R). For more information, visit www.hain-celestial.com.

     The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Act of 1995. Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements that involve known and unknown risks and uncertainties, which could cause our actual results to differ materially from those described in the forward-looking statements. These risks include but are not limited to general economic and business conditions; the ability to implement business and acquisition strategies, integrate acquisitions, and obtain financing for general corporate purposes; competition, retention of key personnel and compliance with government regulations and other risks detailed from time-to-time in the Company's reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the fiscal year ended June 30, 2004. The Company does not undertake any obligation to update forward-looking statements.




                               -- TABLES FOLLOW --

                                       ###


                  THE HAIN CELESTIAL GROUP, INC.
                    Consolidated Balance Sheets
                          (In thousands)

                                                         December 31,          June 30,
                                                         ------------          --------
                                                             2004                2004
                                                             ----                ----
                                                                   (Unaudited)

ASSETS
Current assets:
      Cash and cash equivalents                               $  12,304           $  27,489
      Trade receivables, net                                     75,699              69,392
      Inventories                                                88,261              86,873
      Deferred income taxes                                       3,111               3,111
      Other current assets                                       16,872              11,449
                                                              ---------           ---------
            Total current assets                                196,247             198,314

Property, plant and equipment,  net                              89,386              87,002
Goodwill, net                                                   345,235             333,218
Trademarks and other intangible assets, net                      55,666              55,793
Other assets                                                     11,012               9,904
                                                              ---------           ---------
            Total assets                                      $ 697,546           $ 684,231
                                                              =========           =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
      Accounts payable and accrued expenses                   $  55,317           $  59,031
      Income taxes payable                                        6,211               2,489
      Current portion of long-term debt                           3,851               6,845
                                                              ---------           ---------
            Total current liabilities                            65,379              68,365

Deferred income taxes                                            14,807              14,807
Long-term debt, less current portion                             93,782             104,294
                                                              ---------           ---------
            Total liabilities                                   173,968             187,466

Stockholders' equity:
      Common stock                                                  372                 371
      Additional paid-in capital                                396,767             394,740
      Deferred compensation                                      (2,341)             (2,809)
      Retained earnings                                         122,957             106,097
      Treasury stock                                             (9,285)             (9,285)
      Foreign currency translation adjustment                    15,108               7,651
                                                              ---------           ---------
            Total stockholders' equity                          523,578             496,765
                                                              ---------           ---------

            Total liabilities and stockholders' equity        $ 697,546           $ 684,231
                                                              =========           =========

                         THE HAIN CELESTIAL GROUP, INC.
                      Consolidated Statements of Operations
                    (in thousands, except per share amounts)




                                                           Three Months Ended December 31,     Six Months Ended December 31,
                                                          ---------------------------------   --------------------------------
                                                                2004              2003              2004             2003
                                                          ----------------    -------------   ----------------    ------------
                                                                      (Unaudited)                        (Unaudited)

Net sales                                                   $      169,753       $  142,792      $     307,357      $  269,845
Cost of Sales                                                      116,522           95,693            215,151         185,584
                                                          ----------------    -------------   ----------------    ------------
Gross profit                                                        53,231           47,099             92,206          84,261

SG&A expenses                                                       35,173           30,047             63,358          55,866
                                                          ----------------    -------------   ----------------    ------------


Operating income                                                    18,058           17,052             28,848          28,395

Interest expense  and other expenses                                   553              350              1,208           1,141
                                                          ----------------    -------------   ----------------    ------------
Income before income taxes                                          17,505           16,702             27,640          27,254
Income tax provision                                                 6,827            6,330             10,780          10,340
                                                          ----------------    -------------   ----------------    ------------
Net income                                                  $       10,678       $   10,372      $      16,860      $   16,914
                                                          ================    =============   ================    ============

Basic per share amounts                                     $         0.29       $     0.30      $        0.46      $     0.49
                                                          ================    =============   ================    ============

Diluted per share amounts                                   $         0.29       $     0.29      $        0.46      $     0.47
                                                          ================    =============   ================    ============

Weighted average common shares outstanding:
  Basic                                                             36,390           34,913             36,332          34,567
                                                          ================    =============   ================    ============
  Diluted                                                           37,207           36,135             37,031          35,745
                                                          ================    =============   ================    ============


Reconciliation of Non-GAAP Earnings to GAAP Net Income:
Reported GAAP Net Income                                    $       10,678       $   10,372      $      16,860      $   16,914
Add:  Compensation charges, net of tax                                 513            --                   863           --
      Sarbanes-Oxley costs, net of tax                                 198            --                   255           --
                                                          ----------------    -------------   ----------------    ------------

Adjusted earnings - Non-GAAP                                $       11,389       $   10,372      $      17,978      $   16,914
                                                          ================    =============   ================    ============

Basic per share amounts                                     $         0.31       $     0.30      $        0.49      $     0.49
                                                          ================    =============   ================    ============

Diluted per share amounts                                   $         0.31       $     0.29      $        0.49      $     0.47
                                                          ================    =============   ================    ============
